UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and is not to be incorporated by reference into any filing by eBay Inc. (the “Company”), under the Securities Act of 1933 (the “Securities Act”), regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

On April 19, 2017, the Company announced its financial results for the quarter ended March 31, 2017. A copy of the press release (the “Earnings Release”) announcing such financial results and certain other information is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated April 19, 2017, which can be found on the Securities and Exchange Commission’s website at www. sec.gov. The Company also hosted a webcast conference call (the “Earnings Call”) on April 19, 2017, during which its financial results for the quarter ended March 31, 2017 and certain other information were discussed, and a presentation was provided that accompanied the webcast of the Earnings Call (the "Presentation").

The Company’s actual estimate of full year 2017 GAAP earnings per diluted share from continuing operations is a range of $1.85 - $2.10, as presented in the Earnings Release and in the Presentation. The Company’s guidance for full year 2017 GAAP earnings per diluted share from continuing operations announced during the Earnings Call reflected a draft range, which was narrowed to the range appearing in the Earnings Release and in the Presentation. The prepared remarks of the Company's management reflecting the range that appeared in the Earnings Release and in the Presentation can be found on the Company’s investor relations website at investors.ebayinc.com, together with the Earnings Release and the Presentation.

Forward-Looking Statements

This report contains forward-looking statements relating to, among other things, the future performance of the Company and its consolidated subsidiaries that are based on the Company's current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include the Company’s estimate of full year 2017 GAAP earnings per diluted share from continuing operations. Actual results could differ materially from those predicted or implied by these forward-looking statements and these forward-looking statements should not be considered as an indication of future performance. Other factors that could cause or contribute to such differences include, but are not limited to: changes in political, business and economic conditions, any regional or general economic downturn or crisis and any conditions that affect ecommerce growth or cross-border trade; fluctuations in foreign currency exchange rates; the Company’s need to successfully react to the increasing importance of mobile commerce and the increasing social aspect of commerce; an increasingly competitive environment for the Company’s business; changes to the Company’s capital allocation or management of operating cash; the Company’s ability to manage its indebtedness, including managing exposure to interest rates and maintaining its credit ratings; the Company’s need to manage an increasingly large enterprise with a broad range of businesses of varying degrees of maturity and in many different geographies; the Company’s need and ability to manage regulatory, tax, data security and litigation risks; whether the operational, marketing and strategic benefits of the separation of the eBay and PayPal businesses can be achieved; the Company’s ability to timely upgrade and develop its technology systems, infrastructure and customer service capabilities at reasonable cost while maintaining site stability and performance and adding new products and features; and the Company’s ability to integrate, manage and grow businesses that have been acquired or may be acquired in the future.

The forward-looking statements in this report do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.

More information about factors that could affect the Company's operating results is included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting the Company's Investor Relations website at https://investors.ebayinc.com or the SEC's website at www.sec.gov. All information in this report is as of April 20, 2017. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to the Company on the date hereof. The Company assumes no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: April 20, 2017	/s/ Kathryn W. Hall
Name: Kathryn W. Hall
Title: Vice President, Legal, Deputy General Counsel & Assistant Secretary